Vanguard Explorer Value™ Fund

Supplement to the Prospectus and Summary Prospectus Dated December 22, 2015

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Explorer Value Fund has restructured the Fund’s investment advisory team, removing Sterling Capital Management LLC (Sterling) as an investment advisor and reallocating the assets managed by Sterling to two existing advisors to the Fund, Cardinal Capital Management, L.L.C. (Cardinal Capital) and Frontier Capital Management Co., LLC (Frontier Capital). All references to Sterling and all other details and descriptions regarding its management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Cardinal Capital and Frontier Capital each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that use a multimanager structure, Vanguard will continue to invest a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors.

The Fund’s investment objective, principal investment strategies, and principal risks are not expected to change.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1690 062016

Vanguard Scottsdale Funds

Supplement to the Statement of Additional Information Dated December 22, 2015

Important Changes to Vanguard Explorer Value™Fund

The board of trustees of Vanguard Explorer Value Fund has restructured the Fund’s investment advisory team, removing Sterling Capital Management LLC (Sterling) as an investment advisor and reallocating the assets managed by Sterling to two existing advisors to the Fund, Cardinal Capital Management, L.L.C., and Frontier Capital Management Co., LLC. All references to Sterling and all other details and descriptions regarding its management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 1690 062016